UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 10, 2024
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Series C Participating Preferred Stock, par value $0.0001 per share Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2024, Star Equity Holdings, Inc. (the “Company”) filed an amendment to its Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock, and to add shares of preferred stock as an additional class of capital stock.

On October 11, 2024, the Company also filed a Second Amended and Restated Certificate of Designations, Rights and Preferences of 10% Series A Cumulative Perpetual Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. The Certificate of Designations sets forth the rights, powers and preferences of the Company’s Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”). For more information on the Charter Amendment and the Certificate of Designations, please see the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on September 6, 2024.

The foregoing description of the Charter Amendment and the Certificate of Designations is qualified in its entirety by reference to the full text of the Charter Amendment and the Certificate of Designations, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held pursuant to notice on October 10, 2024, at the Company’s offices at 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870. As of the record date of August 29, 2024, there were (i) 3,230,168 shares of common stock outstanding and entitled to vote at the Annual Meeting and (ii) 2,165,637 shares of Series A Preferred Stock outstanding and entitled to vote on Proposal 7 at the Annual Meeting. The total number of shares of common stock voted in person or by proxy at the Annual Meeting was 2,655,717 shares, representing approximately 82.22% of the shares of common stock outstanding and entitled to vote at the Annual Meeting. The total number of shares of Series A Preferred Stock voted in person or by proxy at the Annual Meeting was 1,199,075 shares, representing approximately 55.37% of the shares of Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Proxy Statement, and are incorporated herein by reference.

Proposal 1 - The election of four directors, to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Jeffrey E. Eberwein	1,992,767	33,156
Todd Fruhbeis	2,000,804	25,119
Jennifer Palmer	2,000,800	23,123
Louis Parks	2,000,717	25,206

Proposal 2 - The ratification of the appointment of Wolf & Company, P.C. as the independent auditors for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
2,651,606	3,954	157

Proposal 3 - The advisory (non-binding) approval of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions
1,993,936	30,620	1,367

Proposal 4 - Approval of amendments to the Star Equity Holdings, Inc. 2018 Incentive Plan (the “2018 Plan”) to increase the number of shares issuable under the 2018 Plan and to add shares of preferred stock as an additional class of capital stock under the 2018 Plan.

Votes For	Votes Against	Abstentions
1,986,549	36,335	3,039

Proposal 5 – Approval of the Star Equity Holdings, Inc. Amended Tax Benefit Preservation Plan.

Votes For	Votes Against	Abstentions
2,008,787	9,569	7,567

Proposal 6 – Approval of the Protective Amendment to Our Restated Certificate of Incorporation to Extend the Term of a Protective Provision to protect the tax benefits of the Company’s net operating loss carryforwards.

Votes For	Votes Against	Abstentions
1,996,723	8,042	21,158

Proposal 7 – Approval of the Second Amended and Restated Certificate of Designations, Rights, and Preferences of 10% Series A Cumulative Perpetual Preferred Stock to amend the redemption provisions.

Common Shareholder Vote

Votes For	Votes Against	Abstentions
1,951,498	70,770	3,655

Preferred Shareholder Vote

Votes For	Votes Against	Abstentions
1,188,030	6,669	4,376

Based on the approval of the stockholders, our board of directors has determined that it will hold an advisory vote on the compensation of our executive officers every year until the next required vote on the frequency of such an advisory vote.

For Proposals 1, 3, 4, 5, 6, and 7, broker non-votes amounted to 629,794 shares of common stock.

Item 9.01.  Financial Statements and Exhibits
(d)  Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Star Equity Holdings, dated October 10, 2024
3.2	Second Amended and Restated Certificate of Designation, Rights and Preferences of 10.0% Series A Cumulative Perpetual Preferred Stock, dated October 10, 2024
4.1	Rights Agreement, dated August 21, 2024
10.1	2018 Incentive Plan, as amended on October 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     October 11, 2024